February 23, 2007

Supplement

SUPPLEMENT DATED FEBRUARY 23, 2007 TO THE PROSPECTUS OF
MORGAN STANLEY U.S. GOVERNMENT SECURITIES TRUST
Dated April 28,  2006

The following paragraphs are hereby added to the section of the Fund’s Prospectus titled ‘‘Principal Investment Strategies’’:

The Fund may also invest up to 20% of its net assets in any combination of the following: (a) asset-backed securities rated in the highest investment grade (currently Aaa/AAA) by Moody’s Investors Service, Inc. (‘‘Moody’s’’) or Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies, Inc. (‘‘S&P’’), (b) commercial paper rated in the highest investment grade (currently A1/P1) by Moody’s or S&P and (c) certain mortgage-related, non-agency securities not directly guaranteed by instrumentalities of the U.S. Government, including mortgage pass-through securities, privately issued collateralized mortgage obligations (‘‘CMOs’’) and commercial mortgage-backed securities (‘‘CMBS’’).

In addition, the Fund may invest in futures, options and swaps for risk management purposes.

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The ninth paragraph of the section of the Fund’s Prospectus titled ‘‘Principal Investment Strategies’’ is hereby deleted and replaced with the following:

Other Derivative Investments.    Derivatives are financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments may be used for risk management purposes, although there is no guarantee of success. Derivative instruments may be publicly traded or privately negotiated. Derivatives that may be used by the Investment Adviser include futures, options and swaps.

Options and Futures.    The Fund may invest in options and futures, including options on underlying portfolio securities and interest rate futures, and may invest in put and call options with respect to futures on interest rate indexes. Options and futures may be used to manage the interest rate sensitivity of the Fund’s portfolio securities or to seek to protect against a decline in securities prices or an increase in prices of securities that may be purchased from changes in prevailing interest rates.

Swaps.    The Fund may enter into swap transactions, which are contracts in which the Fund agrees to exchange the return or interest rate on one instrument for the return or interest rate on another instrument. Payments may be based on interest rates, referenced debt obligations of a particular issuer, securities indices or commodity indices. Swaps may be used to manage the maturity and duration of a fixed income portfolio or gain exposure to a market without directly investing in securities traded in that market. Interest rate caps, floors and collars are swaps in which one party pays a single or periodic fixed amount or premium and the other party pays periodic amounts based on the movement of a specified index.

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The eighth paragraph of the section of the Fund’s Prospectus titled ‘‘Principal Risks’’ is hereby deleted and replaced with the following:

Options and Futures.    If the Fund invests in options and/or futures, its participation in these markets would subject the Fund’s portfolio to certain risks. The Investment Adviser’s predictions of movements in the direction of interest rates may be inaccurate, and the adverse consequences to the Fund (e.g., a reduction in the Fund’s net asset value or a reduction in the amount of income available for distribution) may leave the Fund in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument.

Swaps.    Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually entitled to make or, in the case of the other party to the swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

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The eleventh paragraph of the section of the Fund’s Prospectus titled ‘‘Principal Risks’’ is hereby deleted and replaced with the following:

Other Risks.    The performance of the Fund also will depend on whether or not the Investment Adviser is successful in applying the Fund’s investment strategies. The Fund is also subject to other risks from its permissible investments, including the risks associated with asset-backed securities and CMBS. For more information about these risks, see the ‘‘Additional Risk Information’’ section.

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The following sections are hereby added after the section of the Fund’s Prospectus titled ‘‘Fees and Expenses’’:

Additional Investment Strategy Information

This section provides additional information relating to the Fund’s investment strategies.

Asset-Backed Securities.    Asset-backed securities represent an interest in a pool of assets such as automobile loans and credit card receivables or home equity loans that have been securitized in pass through structures similar to mortgage-backed securities. These types of pass through securities provide for monthly payments that are a ‘‘pass through’’ of the monthly interest and principal payments made by the individual borrowers on the pooled receivables.

Commercial Mortgage-Backed Securities.    The Fund invests in CMBS that are rated investment grade by at least one nationally-recognized statistical rating organization (e.g., Baa by Moody’s or BBB by S&P). CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of their remaining principal balance or ‘‘balloon’’ is due and is repaid through the attainment of an additional loan or sale of the property. An extension of a final payment on commercial mortgages will increase the average life of the CMBS, generally resulting in lower yield for discount bonds and a higher yield for premium bonds.

Additional Risk Information

This section provides additional information relating to the risks of investing in the Fund.

Asset-Backed Securities.    Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit card use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

Commercial Mortgage-Backed Securities.    CMBS are subject to credit risk and prepayment risk. Although prepayment risk is present, it is of a lesser degree in the CMBS than in the residential mortgage market; commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid (e.g., significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

USGSPT2

February 23, 2007

Supplement

SUPPLEMENT DATED FEBRUARY 23, 2007 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
MORGAN STANLEY U.S. GOVERNMENT SECURITIES TRUST
Dated April 28, 2006

The first paragraph of the section of the Statement of Additional Information entitled ‘‘II. Description of the Fund and Its Investments and Risks — B. Investment Strategies and Risks’’ is hereby deleted and replaced with the following:

The following discussion of the Fund’s investment strategies and risks should be read with the sections of the Fund’s Prospectus titled ‘‘Principal Investment Strategies,’’ ‘‘Principal Risks,’’ ‘‘Additional Investment Strategy Information’’ and ‘‘Additional Risk Information.’’

The following paragraph is added to the section of the Statement of Additional Information entitled ‘‘II. Description of the Fund and Its Investments and Risks — B. Investment Strategies and Risks — Collateralized Mortgage Obligations’’:

CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing. CMOs that are issued by private sector entities and are backed by assets lacking a guarantee of an entity having the credit status of a governmental agency or instrumentality are generally structured with one or more types of credit enhancement as described below. An issuer of CMOs may elect to be treated for federal income tax purposes as a real estate mortgage investment conduit (a ‘‘REMIC’’). An issuer of CMOs issued after 1991 must elect to be treated as a REMIC or it will be taxed as a corporation under rules regarding taxable mortgage pools.

The following paragraphs are hereby added to the section of the Statement of Additional Information entitled ‘‘II. Description of the Fund and Its Investments and Risks — B. Investment Strategies and Risks’’:

Commercial Mortgage Backed Securities (‘‘CMBS’’).    CMBS are generally multi-class or pass through securities issued by special purpose entities that represent an undivided interest in a portfolio of mortgage loans backed by commercial properties, including, but not limited to, industrial and warehouse properties, office buildings, retail space and shopping malls, hotels, healthcare facilities, multifamily properties and cooperative apartments. Private lenders, such as banks or insurance companies, originate these loans and then sell the loans directly into a CMBS trust or other entity. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of the remaining principal balance or ‘‘balloon’’ is due and is repaid through the attainment of an additional loan or sale of this property. An extension of the final payment on commercial mortgages will increase the average life of the CMBS, generally resulting in a lower yield for discount bonds and a higher yield for premium bonds. Unlike most single family residential mortgages, commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid. The provisions generally impose significant prepayment penalties on loans and, in some cases, there may be prohibitions on principal prepayments for several years following origination.

CMBS are subject to credit risk and prepayment risk. The Fund invests in CMBS that are rated investment grade by at least one nationally-recognized statistical rating organization (e.g., Baa or better by Moody’s Investors Service, Inc. (‘‘Moody’s’’) or BBB or better by Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies, Inc. (‘‘S&P’’), or if unrated, are determined by the Investment Adviser to be of comparable quality). Although prepayment risk is present, it is of a lesser degree in the CMBS than in the residential mortgage market; commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid (e.g., significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).

Asset-Backed Securities.    The Fund may invest in asset-backed securities. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

The securitization techniques used to develop mortgage-backed securities are also applied to a broad range of other assets. Various types of assets, primarily automobile and credit card receivables and home equity loans, are being securitized in pass-through structures similar to the mortgage pass-through structures. New instruments and variations of existing mortgage-backed securities and asset-backed securities continue to be developed. The Fund may invest in any of these instruments or variations.

Options Transactions.    The Fund may engage in transactions in listed and OTC (over-the-counter) options. Listed options are issued or guaranteed by the exchange on which they are traded or by a clearing corporation such as the Options Clearing Corporation (‘‘OCC’’). Ownership of a listed call option gives the Fund the right to buy from the OCC (in the United States) or other clearing corporation or exchange, the underlying security covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC (in the United States) or other clearing corporation or exchange, the underlying security at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Fund the right to sell the underlying security to the OCC (in the United States) or other clearing corporation or exchange, at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security from the OCC (in the United States) or other clearing corporation or exchange, at the exercise price.

Covered Call Writing.    The Fund is permitted to write covered call options on portfolio securities without limit. The Fund will receive from the purchaser, in return for a call it has written, a ‘‘premium’’ (i.e., the price of the option). Receipt of these premiums may better enable the Fund to earn a higher level of current income than it would earn from holding the underlying securities alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Fund if the securities underlying the option decline in value.

The Fund may be required, at any time during the option period, to deliver the underlying security against payment of the exercise price on any calls it has written. This obligation is terminated upon the expiration of the option period or at such earlier time as the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.

A call option is ‘‘covered’’ if the Fund owns the underlying security subject to the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional consideration (in cash, Treasury bills or other liquid portfolio securities) held in a segregated account on the Fund’s books) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid portfolio securities in a segregated account on the Fund’s books.

Options written by the Fund normally have expiration dates of from up to 18 months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

Covered Put Writing.    A writer of a covered put option incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option’s exercise price at any time during the option period, at the purchaser’s election. Through the writing of a put option, the Fund would receive income from the premium paid by purchasers. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction). During the option period, the Fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security. A put option is ‘‘covered’’ if the Fund maintains cash, Treasury bills or other liquid portfolio securities with a value equal to the exercise price in a segregated account on the Fund’s books, or holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The aggregate value of the obligations underlying puts may not exceed 50% of the Fund’s assets. The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

Purchasing Call and Put Options.    The Fund may purchase listed and OTC call and put options in amounts equaling up to 10% of its total assets. The purchase of a call option would enable the Fund, in return for the premium paid, to lock in a purchase price for a security during the term of the option. The purchase of a put option would enable the Fund, in return for a premium paid, to lock in a price at which it may sell a security during the term of the option.

OTC Options.    OTC options are purchased from or sold (written) to dealers or financial institutions, which have entered into direct agreements with the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. The Fund will engage in OTC option transactions only with member banks of the Federal Reserve Bank System or primary dealers in U.S. Government securities or with affiliates of such banks or dealers.

Risks of Options Transactions.    The successful use of options depends on the ability of the Investment Adviser to forecast correctly interest rates and/or market movements. If the market value of the portfolio securities upon which call options have been written increases, the Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The covered put writer also retains the risk of loss should the market value of the underlying security decline below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The Fund’s ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on option exchanges. There is no assurance that such a market will exist, particularly in the case of OTC options.

The Fund’s ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on option exchanges. There is no assurance that such a market will exist, particularly in the case of OTC options.

In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. In the case of OTC options, if the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option, due to insolvency or otherwise, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction.

Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

There can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

Swaps.    A swap is a derivative in the form of an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term ‘‘specified index’’ includes fixed interest rates, prices, total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, the Fund may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index.

The swaps in which the Fund may engage also include rate caps, floors and collars under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

The Fund will usually enter into swaps on a net basis (i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap Counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities to avoid any potential leveraging of the Fund. To the extent that these swaps, caps, floors and collars are entered into for hedging purposes, the Investment Adviser believes such obligations do not constitute ‘‘senior securities’’ under the Investment Company Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions. The Fund may enter into OTC Derivatives transactions (swaps, caps, floors, puts, etc., but excluding foreign exchange contracts) with counterparties that are approved by the Investment Adviser in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties with ratings below AA.

Interest rate and total rate of return swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate and total rate of return swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate or total rate of return swap defaults, the Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. In contrast, currency swaps may involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap may be subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary fund securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.

The section of the Statement of Additional Information entitled ‘‘II. Description of the Fund and Its Investments and Risks — B. Investment Strategies and Risks — Money Market Securities’’ is hereby deleted and replaced with the following:

Money Market Securities.    In addition to the short-term fixed-income securities in which the Fund may otherwise invest, the Fund may invest in various money market securities for cash management purposes, which among others, may include commercial paper and U.S. government securities.

Commercial Paper.    Commercial paper rated within the highest grade by S&P or by Moody’s or, if not rated, issued by a company having an outstanding debt issue rated at least AAA by S&P or Aaa by Moody’s.

U.S. Government Securities.    Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.